DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                        DREYFUS MUNICIPAL INCOME, INC.

                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ---------------------------------------

To the Stockholders:

    The Annual Meeting of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 17, 2002 at 10:00 a.m., for the following purposes:

1. To elect two Class III Directors to serve for a three year term and until their successors are duly elected and qualified.

    2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Stockholders of record at the close of business on March 22, 2002 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board

                                               Robert R. Mullery

                                               Assistant Secretary


New York, New York

April 18, 2002


                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD
  IMMEDIATELY.   YOU   AND   ALL  OTHER  STOCKHOLDERS  WILL  BENEFIT  FROM  YOUR
  COOPERATION.

                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                        DREYFUS MUNICIPAL INCOME, INC.

                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                           COMBINED PROXY STATEMENT
                   ------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, MAY 17, 2002

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. (" DCMI"), Dreyfus Municipal Income, Inc. ("DMI") and Dreyfus New York Municipal Income, Inc. (" DNYMI" ) (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 17, 2002 at 10: 00 a.m., at the offices of The Dreyfus Corporation
(" Dreyfus" ), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 22, 2002 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If the proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by a later-dated proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of March 22, 2002, the Funds had outstanding the following number of shares:


                             COMMON                     AUCTION PREFERRED
  NAME OF FUND          STOCK OUTSTANDING               STOCK OUTSTANDING


   DCMI                     4,572,972                          N/A

   DMI                     20,382,927                         4,000

   DNYMI                    3,821,501                          N/A

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 12, 2002. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-334-6899.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. DMI is the only Fund with two classes of capital stock: Common Stock, par value $0.001 per share ( the "Common Stock"), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A and Series B. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.

                        PROPOSAL: ELECTION OF DIRECTORS

     Each Fund' s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of two Class III Directors to serve for three year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below. Each Nominee currently serves as a Director of the Funds. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's Continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds. None of the Nominees or Continuing Directors are "interested persons" of any of the Funds, as defined in the Investment Company Act of 1940, as amended (the " 1940 Act").

     Under the terms of DMI' s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two directors of DMI. One such Director, Whitney I. Gerard, was elected by APS holders in May of last year as a Class II Director whose term expires in 2004. The other Director, George L. Perry, a Class III Director of each Fund, was designated by Mr. Gerard and a majority of the remaining DMI Board members to fill the vacancy left when the previous APS designee resigned as a Director of the Funds in April 2002. Dr. Perry currently is a Nominee for election by holders of DMI's APS as a Class III Director.

     Voting with regard to the election of Directors will be as follows: stockholders of DCMI and DNMI will vote with regard to the election of both Class III Directors for each such Fund; for DMI, holders of Common Stock and APS will vote together as a single class with respect to the election of Class III Director Joseph S. DiMartino; however, APS holders will vote separately, to the exclusion of Common Stock holders, with respect to the election of Class III Director George L. Perry, who is nominated to represent the APS of DMI.

 DMI, DCMI AND DNYMI -- NOMINEES FOR CLASS III DIRECTOR WITH TERM EXPIRING IN
                                     2005

NAME    (AGE)   ,
POSITION WITH FUND (SINCE)                     PRINCIPAL OCCUPATION               OTHER    BOARD MEMBERSHIPS
AND ADDRESS OF NOMINEE                         DURING PAST 5 YEARS                AND AFFILIATIONS

JOSEPH S. DiMARTINO  (58)                      Corporate Director and Trustee     The Muscular Dystrophy
Chairman of the Board of each Fund (1995)                                         Association, Director
Class III Director of each Fund (1995)                                            Carlyle Industries, Inc., a
200 Park Avenue                                                                   button packager and distributor, Director
New York, New York 10166                                                          Century Business Services,
                                                                                  Inc., a provider of outsourcing functions
                                                                                  for small and medium size companies, Director
                                                                                  The Newark Group, a provider of a national
                                                                                  market of paper recovery facilities, paperboard
                                                                                  mills and paperboard converting plants, Director
                                                                                  QuikCAT.com, a developer of high speed movement,
                                                                                  routing, storage and encryption of data, Director

GEORGE L. PERRY  (68)                            Brookings Institution,           State Farm Mutual Auto-
Class III Director of each Fund (1989)           Economist and Senior             mobile Association, Director
APS Designee for DMI (2002)                      Fellow                           State Farm Life Insurance
1775 Massachsetts Avenue, N.W.                                                    Company, Director
Washington, D.C. 20015


     The table below indicates the dollar range of each Nominee's ownership of shares of each Fund' s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he is a Board member, in each case as of December 31, 2001.

                                   DMI                    DCMI                   DNYMI                AGGREGATE HOLDING OF
                                 COMMON                  COMMON                  COMMON                   FUNDS IN THE
NAME OF NOMINEE                   STOCK                   STOCK                   STOCK              DREYFUS FAMILY OF FUNDS
Joseph S. DiMartino               None                    None                    None                    Over $100,000

George L. Perry                   None                    None                    None                    Over $100,000


     As of December 31, 2001, none of the Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     For each Fund or class, election of each Nominee requires the affirmative vote of a plurality of the votes cast at the Fund's meeting. The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Each Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund' s financial and reporting policies and certain internal control matters. A copy of each Fund' s Audit Committee Charter, which describes the audit committee' s purposes, duties and powers, is attached as Exhibit B to this Proxy Statement. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund' s Board. The nominating committee does not normally consider nominees recommended by shareholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund's investments. Each Fund' s audit committee met four times, and each Fund's pricing, nominating and compensation committees did not meet during the Fund's last fiscal year.

     Each Fund Director also serves as a director of other funds in the Dreyfus fund complex. Each Fund typically pays its Directors its allocated portion of an annual retainer of $45,000 and a fee of $5,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and ten other funds (comprised of 16 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board of Directors, Joseph S. DiMartino, receives an additional 25% of such compensation. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to Board members. The Funds had no Emeritus Directors as of the date of this proxy statement. The Funds do not pay any other remuneration to their officers or Board members, and none of the Funds has a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 2001, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee' s total compensation) for the year ended December 31, 2001, was as follows:



                                AGGREGATE               AGGREGATE                AGGREGATE              TOTAL COMPENSATION FROM
                            COMPENSATION FROM       COMPENSATION FROM        COMPENSATION FROM        THE FUNDS AND FUND COMPLEX
NAME OF NOMINEE                   DMI*                    DCMI*                   DNYMI*                 PAID TO NOMINEES (**)

Joseph S. DiMartino              $1,559                   $227                     $196                     $810,313 (195)

George L. Perry                  $1,247                   $180                     $153                      $70,500 (16)
------------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,665, $1,845, and $1,579, respectively, for all Board members as a group for each of DMI, DCMI and DNYMI.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.


     For each Fund's most recent fiscal year, the number of Board meetings held and the aggregate amount of compensation paid by the Fund to each Continuing Director and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth in Exhibit A. Certain other information concerning each Fund's Directors and officers also is set forth in Exhibit A.

                       SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the audit committee is to recommend to the Fund' s Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on November 8, 2001, each Fund' s audit committee recommended and each Fund's Board, including a majority of those 4

     Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending September 30, 2002. Ernst & Young LLP, a major international accounting firm, has acted as auditors of each Fund since the Fund's organization. After reviewing the Fund' s audited financial statements for the fiscal year ended September 30, 2001, each Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's annual report to stockholders. A copy of the committee's report is attached as Exhibit C to this proxy statement

     AUDIT FEES. For the fiscal year ended September 30, 2001, Ernst & Young LLP billed DCMI, DMI and DNYMI $24,500, $24,000 and $20,600, respectively, for services rendered in connection with the annual audit of each Fund's financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. For the fiscal year ended September 30, 2001, no professional services were rendered by Ernst & Young LLP to the Funds, Dreyfus or affiliated entities that provide services to the Funds, relating to financial systems design and implementation services.

     ALL OTHER FEES. For the fiscal year ended September 30, 2001, the aggregate fees for professional services rendered by Ernst & Young LLP for all other services provided to the Funds, Dreyfus and affiliated entities that provided services to the Funds amounted to $70,500, all of which related to services such as tax consulting provided to Dreyfus, the Funds' adviser, and none of which was for audit-related services. In addition, all other fees for services provided to DCMI and DNYMI amounted to $2,500 each in connection with the review of each Fund' s tax returns, and all other fees for services provided to DMI amounted to $18,500 in connection with the review of the Fund's tax returns and agreed upon procedures relating to DMI's APS.

     The audit committee for each Fund considered the compatibility of these non-audit services with Ernst & Young LLP's independence.

     A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

     No Fund's Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by facsimile, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     Proposals that stockholders wish to include in any Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 12, 2002 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 25, 2003.

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser.

                      NOTICE TO BANKS, BROKER/DEALERS AND
                      VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the appropriate Fund, in care of Mellon Bank, N.A., c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated: April 18, 2002

                                   EXHIBIT A

                                    PART I

    Part I sets forth information relevant to the Continuing Directors who are not Nominees for election at this meeting. Unless otherwise indicated, the information set forth herein applies to all Funds.


       DMI, DCMI AND DNYMI -- CONTINUING CLASS I AND CLASS II DIRECTORS
         WITH TERMS EXPIRING IN 2003 FOR CLASS I AND 2004 FOR CLASS II


NAME    (AGE),
POSITION WITH FUND (SINCE)                     PRINCIPAL OCCUPATION                 OTHER BOARD MEMBERSHIPS
AND ADDRESS OF CONTINUING DIRECTOR             DURING PAST 5 YEARS                  AND AFFILIATIONS

LUCY WILSON BENSON  (74)                       Corporate Director and Trustee       The International Executive
CLASS I DIRECTOR OF EACH FUND (1988)                                                Services Corps, DIRECTOR
46 Sunset Avenue                                                                    Citizens Network for
Amherst, MA 01002                                                                   Foreign Affairs, VICE CHARIMAN
                                                                                    Council on Foreign Relations, MEMBER

DAVID W. BURKE  (65)                           Corporate Director and Trustee       John F. Kennedy Library
CLASS I DIRECTOR OF EACH FUND  (1994)                                               Foundation, DIRECTOR
Box 654                                                                             U.S.S. Constitution
Eastham, MA 02642                                                                   Museum, DIRECTOR

WHITNEY I. GERARD  (67)                        Chadbourne & Parke LLP, Partner       --
CLASS II DIRECTOR OF EACH FUND  (1988)
APS DESIGNEE FOR DMI  (2000)
30 Rockefeller Plaza
New York, NY 10112


ARTHUR A. HARTMAN  (75)                        First NIS Regional Fund              Ford Meter Box
CLASS II DIRECTOR OF EACH FUND  (1989)         (ING/Barings Management) and         Corporation, BOARD MEMBER
2738 McKinley Street, N.W.                     New Russia Fund, Chairman            APCO Associates Inc.,
Washington, D.C. 20015                                                              SENIOR CONSULTANT
                                                                                    Advisory Council to
                                                                                    Barings -- Vostok, MEMBER


                                      A-1



     The table below indicates the dollar range of each Continuing Director's ownership of shares of each Fund's Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2001.

                                   DMI                    DCMI                    DNYMI               AGGREGATE HOLDING OF
NAME OF                          COMMON                  COMMON                  COMMON                   FUNDS IN THE
CONTINUING DIRECTOR               STOCK                   STOCK                   STOCK              DREYFUS FAMILY OF FUNDS

Lucy Wilson Benson                None                    None                    None                    Over $100,000

David W. Burke                    None                    None                    None                    Over $100,000

Whitney I. Gerard                 None                    None                    None                        None

Arthur A. Hartman                 None                    None                    None                        None


As of December 31, 2001, none of the Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

                     PERTAINING TO THE BOARD OF EACH FUND

*    Each Fund held 6 Board meetings during the last fiscal year.

* All Continuing Directors (and Nominees) attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

     COMPENSATION TABLE. The aggregate amount of compensation paid to each Continuing Director by each Fund for the fiscal year ended September 30, 2001 and by all funds in the Dreyfus Family of Funds for which such Continuing Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director's total compensation) for the year ended December 31, 2001, was as follows:



                                AGGREGATE               AGGREGATE              AGGREGATE               TOTAL COMPENSATION FROM
NAME OF                     COMPENSATION FROM       COMPENSATION FROM      COMPENSATION FROM         THE FUNDS AND FUND COMPLEX
CONTINUING DIRECTOR               DMI*                    DCMI*                 DNYMI*            PAID TO CONTINUING DIRECTOR (**)

Lucy Wilson Benson               $1,247                   $180                   $153                       $116,500 (35)

David W. Burke                   $1,247                   $180                   $153                       $259,000 (59)

Whitney I. Gerard                $1,247                   $180                   $153                       $70,500 (16)

Arthur A. Hartman                $1,247                   $180                   $153                       $70,000 (16)
------------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,665, $1,845 and $1,579 for all Board members as a group for DMI, DCMI and DNYMI, respectively.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Board member serves.

                                    PART II

    Part II sets forth information relevant to the officers of each Fund.


NAME AND POSITIONPRINCIPAL    OCCUPATION AND
BUSINESS
WITH FUNDS (SINCE)                AGE            EXPERIENCE FOR PAST FIVE YEARS

STEPHEN E. CANTER
President  (2000)                 56             Chairman  of  the  Board, Chief
                                                 Executive  Officer,  Chief  Operating
                                                 Officer, and a director of Dreyfus,
                                                 and an officer  of  92  investment
                                                 companies (comprised of 183 portfolios)
                                                 managed by Dreyfus.  Mr.  Canter  also
                                                 is a Director and Executive Committee
                                                 Member of the other  investment  management
                                                 subsidiaries of Mellon Financial Corporation,
                                                 each of which is an affiliate of Dreyfus.

MARK N. JACOBS
Vice President (2000)             56             Executive   Vice   President,
                                                 General  Counsel  and  Secretary  of  Dreyfus,
                                                 and  an officer of 95 investment
                                                 companies (comprised of 195 portfolios) managed by Dreyfus.

JAMES WINDELS
Treasurer (2001)                  44             Director    -    Mutual    Fund
                                                 Accounting  of  Dreyfus, and an officer of 95
                                                 investment companies (comprised of 195 portfolios)
                                                 managed by Dreyfus.

PAUL DISDIER
Executive Vice President (2000)-  46             Director  of  Dreyfus Municipal
                                                 Securities and an Dreyfus California Municipal
                                                 Income, Inc.officer   of   3
                                                 investment companies (comprised of 3 portfolios)
                                                 managed by Dreyfus.

JOSEPH P. DARCY
Executive Vice President (2000)-  45             Senior  Portfolio Manager - Tax Exempt Funds
                                                 Dreyfus Municipal Income, Inc. of Dreyfus.

MONICA S. WIEBOLDT
Executive Vice President (2000) - 52             Senior  Portfolio Manager - Tax Exempt Funds
                                                 Dreyfus New York Municipal Income, Inc. of Dreyfus.


MICHAEL A. ROSENBERG
Secretary (2000)                  42             Associate  General  Counsel  of Dreyfus, and an
                                                 officer of 94 investment companies (comprised of
                                                 182 portfolios) managed by Dreyfus.

                                      A-3



NAME AND POSITION                                PRINCIPAL    OCCUPATION    AND BUSINESS
WITH FUNDS (SINCE)                AGE            EXPERIENCE FOR PAST FIVE YEARS

STEVEN F. NEWMAN
Assistant Secretary (2000)        52             Associate  General  Counsel and
                                                 Assistant  Secretary  of  Dreyfus,  and  an
                                                 officer  of 94 investment companies
                                                 (comprised of 196 portfolios) managed by Dreyfus.

ROBERT R. MULLERY

Assistant Secretary (2000)        50             Associate  General  Counsel  of  Dreyfus,  and
                                                 an officer of 21 investment companies (comprised of 39
                                                 portfolios) managed by Dreyfus.

GREGORY S. GRUBER
Assistant Treasurer (2000)        43             Senior   Accounting  Manager  -
                                                 Municipal  Bond  Funds  of  Dreyfus,  and  an officer
                                                 of 30 investment companies (comprised of 59 portfolios)
                                                 managed by Dreyfus.

KENNETH J. SANDGREN
Assistant Treasurer (2001)        47             Mutual  Funds  Tax  Director of  Dreyfus, and an officer
                                                 of 94 investment companies (comprised of 196 portfolios)
                                                 managed by Dreyfus.


The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

                                   PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 22, 2002 by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund's outstanding shares.

     As of March 22, 2002, no Nominee, Continuing Director or officer owned any shares of the Funds.

     To each Fund' s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of a Fund or the outstanding shares of APS on March 22, 2002. Cede & Co. held of record 86%, 90% and 84% of the outstanding Common Stock for DMI, DCMI and DNYMI, respectively, and 100% of the outstanding shares of APS of DMI.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

To each Fund's knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under
Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2001. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

                                   EXHIBIT B

                            AUDIT COMMITTEE CHARTER

                                  for each of

                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                        DREYFUS MUNICIPAL INCOME, INC.

                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                               (each, a "Fund")

1. The Audit Committee shall consist of at least three members and shall be composed entirely of independent directors in accordance with the American Stock Exchange rules ("AMEX rules"), all of whom shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

2. The purposes of the Audit Committee are:

    (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

    (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee' s evaluation substitute for the responsibilities of the Fund' s management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of outside auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund' s Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

     (b) to ensure receipt of a formal written statement from the outside auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

     (c) to meet with the Fund's outside auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund' s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto;

     (d) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the outside auditors;

     (e) to review the fees charged by the outside auditors for audit and non-audit services;

     (f) to investigate improprieties or suspected improprieties in Fund operations; and

     (g) to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet at least once annually and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Fund' s management.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. The Fund shall provide the American Stock Exchange written confirmation regarding:

    (1) the adoption of this formal written Charter and the Audit Committee's annual review and reassessment of the adequacy of this Charter;

    (2) the composition of the Audit Committee consisting of at least three members and comprised solely of independent directors;

    (3) any determination that the Fund' s Board has made regarding the independence of directors pursuant to the AMEX rules or applicable law;

    (4) the financial literacy of the Audit Committee members as provided in the AMEX rules; and

    (5) the determination that at least one of the Audit Committee members has accounting or related financial management expertise as provided in the AMEX rules.





Effective: June 14, 2000

                                   EXHIBIT C


Dreyfus California Municipal Income, Inc.

Dreyfus Municipal Income, Inc.

Dreyfus New York Municipal Income, Inc.


REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Funds' financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Funds' accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Funds including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with the Funds' independent auditors the overall scope and plans for the audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Funds' internal controls, and the overall quality of the Funds' financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2001. The committee and the board also have approved the selection of Ernst & Young LLP as the Funds' independent auditors.


George L. Perry, Audit Committee Chair

Lucy Wilson Benson, Audit Committee Member

David W. Burke, Audit Committee Member

Joseph S. DiMartino, Audit Committee Member

Whitney I. Gerard, Audit Committee Member

Arthur A. Hartman, Audit Committee Member


November 8, 2001

Revised: April 11, 2002

                                      C-1

(PAGE)





IMPORTANT
Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today. No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum. Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted. Thank you for your interest in the Fund.

DREYFUS MUNICIPAL INCOME, INC.
COMMON STOCKHOLDERS

The undersigned stockholder of Dreyfus Municipal Income, Inc.
(the "Fund") hereby appoints Robert R. Mullery and Emile R.
Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as
indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 22,
2002 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor
West, New York, New York, commencing at 10:00 a.m. on Friday, May
17, 2002; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there
personally present and especially (but without limiting the
general authorization and power hereby given) to vote as
indicated on the proposals, as more fully described in the Proxy
Statement for the meeting.
.................................................................................
FOLD AND DETACH HERE

Please mark Boxes in blue or black ink.
The Board of Directors recommends a vote FOR item 1.

1. Election of Directors
__ FOR the Nominee listed below
__ WITHHOLD Authority For The Nominee listed below

Nominee is: Class III - Joseph S. DiMartino

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND
WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.
Signature(s) should be exactly as name or names appearing on this proxy.
If shares are held jointly, each holder should sign.
If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:______________________________, 2002

----------------------------------
Signature(s)

------------------------------------
Signature(s)

Sign, Date and return the Proxy Card promptly using the Enclosed
Envelope



IMPORTANT
Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today. No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum. Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted. Thank you for your interest in the Fund.

DREYFUS MUNICIPAL INCOME, INC.
AUCTION PREFFERED STOCKHOLDERS

The undersigned stockholder of Dreyfus Municipal Income, Inc.
(the "Fund") hereby appoints Robert R. Mullery and Emile R.
Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as
indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 22,
2002 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor
West, New York, New York, commencing at 10:00 a.m. on Friday, May
17, 2002; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there
personally present and especially (but without limiting the
general authorization and power hereby given) to vote as
indicated on the proposals, as more fully described in the Proxy
Statement for the meeting.
.................................................................................
FOLD AND DETACH HERE

Please mark Boxes in blue or black ink.
The Board of Directors recommends a vote FOR item 1.

1.    Election of Directors
__ FOR ALL Nominees listed below (except as marked to the contrary)
__ WITHHOLD Authority For All Nominees listed below

Nominees are: Class III - Joseph S. DiMartino and George L. Perry

WITHHELD FOR (write name of nominee(s) in space provided below)

------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL
BE VOTED FORTHE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.
Signature(s) should be exactly as name or names appearing on this proxy.
If shares are held jointly, each holder should sign.
If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:______________________________, 2002

 -----------------------------------
Signature(s)

------------------------------------
Signature(s)

Sign, Date and return the Proxy Card promptly using the Enclosed
Envelope